                                                             EXHIBIT (h)(11)(c)

                  AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 20th day of August 1999, and as amended on July 1, 2008, by and among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of September 15, 2008.

                                          THE UNITED STATES LIFE INSURANCE
                                          COMPANY IN THE CITY OF NEW YORK
                                          By its authorized officers,

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------


                                          ATTEST:

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                          (Corporate Seal)

                                          MFS VARIABLE INSURANCE TRUST,
                                          on behalf of the Portfolios
                                          By its authorized officer,

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                          MASSACHUSETTS FINANCIAL SERVICES
                                          COMPANY
                                          By its authorized officer,

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                                       As of September 15, 2008

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

            Name of Separate
            Account and Date                       Policies Funded                   Portfolios
   Established by Board of Directors              by Separate Account           Applicable to Policies
    ---------------------------------     ------------------------------------ -------------------------
The United States Life Insurance Company       USL Platinum Investor VUL          MFS Growth Series
        In The City Of New York                    Insurance Policy              MFS Research Series
                                                Policy Form No. 97600N

       Separate Account USL VL-R            USL Platinum Investor Survivor     MFS New Discovery Series
            (August 8, 1997)                       Insurance Policy              MFS Research Series
                                                Policy Form No. 99206N

                                                Platinum Investor PLUS
                                            Variable Life Insurance Policy
                                                Policy Form No. 02600N
                                                  (effective 9/5/03)

                                             Platinum Investor Survivor II
                                            Last Survivor Flexible Premium
                                            Variable Life Insurance Policy
                                                Policy Form No. 01206N
                                               (effective July 1, 2004)

                                            Platinum Investor VIP Flexible      MFS Core Equity Series
                                            Premium Variable Universal Life    MFS New Discovery Series
                                                   Insurance Policy
                                              Policy Form No. 05604N and
                                                Policy Form No. 05604NU
                                              (effective January 2, 2007)

                                             AIG Protection Advantage VUL
                                          Flexible Premium Variable Universal
                                                 Life Insurance Policy
                                              Policy Form No. 07921N and
                                                Policy Form No. 07921NU
                                               (effective July 1, 2008)

                                              AIG Income Advantage Select
                                          Flexible Premium Variable Universal
                                                 Life Insurance Policy
                                              Policy Form No. 08704N and
                                                Policy Form No. 08704NU
                                            (effective September 15, 2008)


The United States Life Insurance Company  Platinum Investor Immediate      MFS Growth Series
        in the City of New York                 Variable Annuity          MFS Research Series
       Separate Account USL VA-R              Contract No. 03017N        MFS Core Equity Series
            (August 8, 1997)              (effective February 2, 2004)  MFS New Discovery Series